INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2020	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity — 39.7%
Communication Services — 25.1%
169,531	TerreStar Corporation (a)(b)(c)(d)(e)	55,931,667

Healthcare — 3.1%
77,700	Aerie Pharmaceuticals, Inc. (e)	1,049,727
61,625	Brookdale Senior Living, Inc. (e)	272,999
232,800	Heron Therapeutics, Inc. (e)(f)	4,927,212
17,200	Patterson	509,636
5,500	Surgery Partners, Inc. (e)	159,555

		6,919,129

Materials — 1.6%
730,484	MPM Holdings, Inc. (e)	3,652,420

Real Estate — 9.9%
70,700	City Office, REIT	690,739
963,568	GAF REIT (a)(b)(c)(e)	11,180,183
66,300	Independence Realty Trust, Inc., REIT	890,409
121,123	NexPoint Real Estate Finance (c)	2,000,952
161,869	NexPoint Residential Trust, REIT (c)	6,848,677
10,241	Plymouth Industrial REIT, REIT	153,615
44,387	RAIT Financial Trust, REIT (a)(b)(e)	—
280,000	United Development Funding IV, REIT (a)(b)(e)	322,000

		22,086,575

	Total U.S. Equity (Cost $81,774,044)	88,589,791

Non-U.S. Equity — 25.8%
Communication Services — 1.8%
77,866	Grupo Clarin, Class B (e)(g)	20,748
189,945	Loral Space & Communications, Inc. (g)	3,986,945

		4,007,693

Consumer Discretionary — 3.1%
3,000	MercadoLibre, Inc. (e)(g)	5,025,660
718	Toys ‘R’ Us (a)(b)(e)(g)	179,450
718	Tru Kids, Inc. (a)(b)(e)(g)	1,615,050

		6,820,160

Energy — 6.9%
29,751	NextDecade Corp. (e)(f)(g)	62,180
53,200	Plains GP Holdings, Class A (g)	449,540
131,600	Targa Resources (g)	3,471,608
121	Transocean (e)(g)	279
566,995	Williams Cos., Inc. (g)	11,368,250

		15,351,857

Financials — 0.2%
188,858	Grupo Supervielle SA ADR (g)	400,379

Industrials — 0.6%
38,549	American Airlines Group, Inc. (g)	607,918
65,931	GL Events (g)	809,929

		1,417,847

Shares		Value ($)
Non-U.S. Equity (continued)
Information Technology — 1.2%
119,188	Avaya Holdings Corp. (e)(g)	2,282,450
5,000	StoneCo, Class A (e)(g)	419,600

		2,702,050

Utilities — 12.0%
202,250	Central Puerto ADR (e)(g)	546,075
67,700	Pampa Energia ADR (e)(f)(g)	932,906
1,286,000	Vistra Energy Corp. (g)	25,282,760

		26,761,741

	Total Non-U.S. Equity (Cost $101,520,655)	57,461,727

U.S. LLC Interest — 12.3%
Real Estate — 12.3%
100	GAF REIT Sub II, LLC (a)(b)(c)(e)	4,049,537
523,388	NexPoint Real Estate Finance Operating Partnership, L.P. (c)	8,646,370
124,046	NREF OP I, L.P., REIT (c)(e)	2,049,240
6,773,494	SFR WLIF I, LLC (a)(b)(c)	5,514,640
4,437,497	SFR WLIF II, LLC (a)(b)(c)	3,634,621
3,789,008	SFR WLIF III, LLC (a)(b)(c)	3,427,613

	Total U.S. LLC Interest (Cost $30,874,622)	27,322,021

U.S. Master Limited Partnerships — 10.0%
Energy — 10.0%
50,000	Crestwood Equity Partners (f)	949,000
1,558,690	Energy Transfer LP	9,632,704
385,923	MPLX LP	8,355,233
236,900	Western Midstream Partners LP	3,273,958

	Total U.S. Master Limited Partnerships (Cost $51,121,705)	22,210,895

Non-U.S. Registered Investment Companies — 8.6%
10,000	BB Votorantim Highland Infrastructure LLC (a)(b)(c)	2,968,492
578,358	NexPoint Merger Arbitrage Fund, Class Z (c)	11,538,242
436,131	NexPoint Strategic Opportunities Fund (c)	4,588,098

	Total Non-U.S. Registered Investment Companies (Cost $24,521,127)	19,094,832

INVESTMENT PORTFOLIO (unaudited)(continued)

As of December 31, 2020	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (h) — 7.7%
Communication Services — 7.4%
16,464,708	TerreStar Corporation, Term Loan A, 11.000% PIK 02/25/22 (a)(b)(c)	16,464,708

Energy — 0.0%
23,743,431	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23 (i)	34,428

Utilities — 0.3%
471,039,553	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (j)	706,560

	Total U.S. Senior Loans (Cost $51,484,432)	17,205,696

Non-U.S. Sovereign Bonds — 6.8%
40,000,000	Argentine Republic Government International Bond 0.13%, 2.50%, 7/9/2021, 7/9/2041(g)(k)	15,180,000
90,699	1.00%, 7/9/2029 (g)	39,523

	Total Non-U.S. Sovereign Bonds (Cost $20,971,400)	15,219,523

Non-U.S. Asset-Backed Securities — 5.2%
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 4.96%, 2/1/2026 (g)(l)	3,450,400
3,500,000	Acis CLO, Ltd., Series 2014-5A, Class E1 VAR ICE LIBOR USD 3 Month+6.520%, 6.73%, 11/1/2026 (g)(l)	3,325,000
4,000,000	Acis CLO, Ltd., Series 2014-4A, Class F VAR ICE LIBOR USD 3 Month+5.150%, 5.36%, 5/1/2026 (g)(l)	2,590,000
2,500,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 5.01%, 5/1/2026 (g)(l)	2,250,000
311,866	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2013 (a)(b)(g)(l)	64,806

	Total Non-U.S. Asset-Backed Securities (Cost $13,069,489)	11,680,206

Units		Value ($)
U.S. Rights — 3.9%
Utilities — 3.9%
7,905,143	Texas Competitive Electric Holdings Co., LLC (e)	8,695,657

	Total U.S. Rights (Cost $22,029,102)	8,695,657

Shares
U.S. Preferred Stock — 3.0%
Energy — 0.3%
103,539	Crestwood Equity Partners (m)	773,436

Real Estate — 2.7%
365,838	Braemar Hotels & Resorts, REIT (e)(m)	5,943,843

	Total U.S. Preferred Stock (Cost $6,510,729)	6,717,279

Non-U.S. Master Limited Partnership — 0.6%
Energy — 0.6%
64,631	Enterprise Products Partners (g)	1,266,121

	Total Non-U.S. Master Limited Partnerships (Cost $1,816,777)	1,266,121

U.S. Exchange Traded Fund — 0.5%
8,750	VelocityShares 3x Long Silver ETN linked to the S&P GSCI Silver Index	1,146,250

	Total U.S. Exchange Traded Fund (Cost $824,777)	1,146,250

Principal Amount ($)
U.S. Corporate Bonds & Notes — 0.5%
Communication Services — 0.4%
	iHeartCommunications, Inc.
317,929	6.38%, 05/01/26	340,780
584,493	8.38%, 05/01/27	624,984

		965,764

Energy — 0.0%
290	Sable Permian Resources Land 7.38%, 11/01/21 (i)(l)	3

Real Estate — 0.1%
400,000	CBL & Associates 5.95%, 12/15/26 (i)	159,122

INVESTMENT PORTFOLIO (unaudited)(continued)

As of December 31, 2020	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Corporate Bonds & Notes (continued)
Utilities — 0.0%
3,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/20 (i)(j)	4,500

	Total U.S. Corporate Bonds & Notes (Cost $2,854,002)	1,129,389

Units
Non-U.S. Warrants — 0.2%
Communication Services — 0.0%
1,109	iHeartCommunications, Inc., Expires 05/01/2039(e)(g)	13,077

Industrials — 0.1%
1,260,362	American Airlines Group, Inc. (e)(g)	189,054

Information Technology — 0.1%
38,742	Avaya Holdings, Expires 12/18/2022(e)(g)	127,849

	Total Non-U.S. Warrants (Cost $77,464)	329,980

U.S. Warrants — 0.1%
Healthcare — 0.1%
42,032	HLS Therapeutics, Inc., Expires 12/31/2049(a)(b)(e)	208,899

	Total U.S. Warrants (Cost $–)	208,899

Principal Amount ($)
U.S. Asset-Backed Security — 0.1%
	CFCRE Commercial Mortgage Trust, Series C8, Class D
250,000	3.00%, 6/15/2050 (l)	226,705

	Total U.S. Asset-Backed Security (Cost $223,813)	226,705

Non-U.S. Corporate Bonds & Notes — 0.0%
Energy — 0.0%
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(b)(g)(i)(l)	—

	Total Non-U.S. Corporate Bonds & Notes (Cost $28,728,908)	—

Principal Amount ($)		Value ($)
U.S. Repurchase Agreements — 0.1%
249,000	RBC Dominion Securities 0.080%, dated 12/31/2020 to be repurchased on 01/04/2021, repurchase price $249,002 (collateralized by U.S. Government obligations, ranging in par value $0 - $61,842, 0.000% - 6.000%, 01/05/2021 – 12/20/2050; with total market value $253,980)(n)(o)	249,000
64,758	Nomura Securities 0.070%, dated 12/31/2020 to be repurchased on 01/04/2021, repurchase price $64,759 (collateralized by U.S. Government obligations, ranging in par value $0 - $17,526, 0.000% - 8.500%, 01/31/2021 – 01/15/2056; with total market value $66,053)(n)(o)	64,758

	Total U.S. Repurchase Agreements (Cost $313,758)	313,758

Shares
U.S. Cash Equivalent — 0.9%
Money Market Fund (p) — 0.9%
2,089,051	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.030%	2,089,051

	Total U.S. Cash Equivalent (Cost $2,089,051)	2,089,051

Total Investments - 126.0%		280,907,780

(Cost $440,805,855)

INVESTMENT PORTFOLIO (unaudited)(concluded)

As of December 31, 2020	Highland Global Allocation Fund

Shares		Value ($)
Securities Sold Short — (10.0)%
U.S. Exchange-Traded Fund — (4.0)%
(48,450)	ProShares UltraPro QQQ	(8,808,210)

	Total U.S. Exchange-Traded Fund (Proceeds $2,961,262)	(8,808,210)

U.S. Equity — (6.0)%
Communication Services — (4.5)%
(18,665)	Netflix, Inc. (q)	(10,092,725)

Consumer Staples — (0.9)%
(7,500)	WD-40	(1,992,600)

Information Technology — (0.6)%
(4,267)	Coupa Software (q)	(1,446,129)

	Total U.S. Equity (Proceeds $4,323,796)	(13,531,454)

	Total Securities Sold Short- (10.0)% (Proceeds $7,285,058)	(22,339,664)

Other Assets & Liabilities, Net - (16.0)%		(35,641,444)

Net Assets - 100.0%		222,926,672

(a)

Securities with a total aggregate value of $105,561,666, or 47.4% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $105,561,666, or 47.4% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2020. Please see Notes to Investment Portfolio.

(c)	Affiliated issuer. Assets with a total aggregate market value of $138,843,040, or 62.3% of net assets, were affiliated with the Fund as of December 31, 2020.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$ 48,015,562	$ 55,931,667	25.1%
(e)	Non-income producing security.
(f)

Securities (or a portion of securities) on loan. As of December 31, 2020, the fair value of securities loaned was $863,766. The loaned securities were secured with cash and securities collateral of $885,470. Collateral is calculated based on prior day’s prices.

(g)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2020, the LIBOR USD 3 Month rate was 0.238%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)	Represents value held in escrow pending future events. No interest is being accrued.
(k)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(l)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2020, these securities amounted to $11,906,914 or 5.3% of net assets.

(m)	Perpetual security with no stated maturity date.
(n)	Tri-Party Repurchase Agreement.
(o)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2020 was $313,758.
(p)	Rate shown is 7 day effective yield.
(q)	No dividend payable on security sold short.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2020	Highland Global Allocation Fund

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises five portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the period ended December 31, 2020 for Highland Global Allocation Fund (the “Fund”). Highland Socially Responsible Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, and Highland Fixed Income Fund are reported separately.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited)(continued)

As of December 31, 2020	Highland Global Allocation Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2020, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, master limited partnerships, LLC interests, asset-backed securities, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and repurchase agreements. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange traded funds, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited)(continued)

As of December 31, 2020	Highland Global Allocation Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2020 is as follows

	Total value at December 31, 2020 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Highland Global Allocation Fund
Assets
U.S. Equity
Communication Services	55,931,667	—	—	55,931,667
Healthcare	6,919,129	6,919,129	—	—
Materials	3,652,420	—	3,652,420	—
Real Estate	22,086,575	10,584,392	—	11,502,183
Non-U.S. Equity
Communication Services	4,007,693	4,007,693	—	—
Consumer Discretionary	6,820,160	5,025,660	—	1,794,500
Energy	15,351,857	15,351,857	—	—
Financials	400,379	400,379	—	—
Industrials	1,417,847	1,417,847	—	—
Information Technology	2,702,050	2,702,050	—	—
Utilities	26,761,741	26,761,741	—	—
U.S. LLC Interest	27,322,021	—	10,695,610	16,626,411
U.S. Master Limited Partnerships
Energy	22,210,895	22,210,895	—	—
Non-U.S. Registered Investment Companies	19,094,832	16,126,340	—	2,968,492
U.S. Senior Loans
Communication Services	16,464,708	—	—	16,464,708
Energy	34,428	—	34,428	—
Utilities	706,560	—	706,560	—
Non-U.S. Sovereign Bonds	15,219,523	—	15,219,523	—
Non-U.S. Asset-Backed Securities	11,680,206	—	11,615,400	64,806
U.S. Rights
Utilities	8,695,657	—	8,695,657	—
U.S. Preferred Stock
Energy	773,436	773,436	—	—
Real Estate	5,943,843	—	5,943,843	—
Non-U.S. Master Limited Partnerships
Energy	1,266,121	1,266,121	—	—
U.S. Exchange Traded Fund	1,146,250	1,146,250	—	—
U.S. Corporate Bonds & Notes
Communication Services	965,764	—	965,764	—
Energy	3	—	3	—
Real Estate	159,122	—	159,122	—
Utilities	4,500	—	4,500	—
Non-U.S. Warrants
Communication Services	13,077	—	13,077	—
Industrials	189,054	—	189,054	—
Information Technology	127,849	—	127,849	—

NOTES TO INVESTMENT PORTFOLIO (unaudited)(continued)

As of December 31, 2020	Highland Global Allocation Fund

	Total value at December 31, 2020 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
U.S. Warrants
Healthcare	208,899	—	—	208,899
U.S. Asset-Backed Security	226,705	—	226,705	—
Non-U.S. Corporate Bonds & Notes
Energy	—	—	—	—	(1)
U.S. Repurchase Agreements	313,758	—	313,758	—
U.S. Cash Equivalent	2,089,051	2,089,051	—	—

Total Assets	280,907,780	116,782,841	58,563,273	105,561,666

Liabilities
Securities Sold Short
U.S. Exchange-Traded Fund	(8,808,210)	(8,808,210)	—	—
U.S. Equity
Communication Services	(10,092,725)	(10,092,725)	—	—
Consumer Staples	(1,992,600)	(1,992,600)	—	—
Information Technology	(1,446,129)	(1,446,129)	—	—

Total Liabilities	(22,339,664)	(22,339,664)	—	—

Total	258,568,116	94,443,177	58,563,273	105,561,666

(1)	This Category includes securities with a value of zero.

The tables below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended December 31, 2020.

	Balance as of September 30, 2020 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of December 31, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments held at December 31, 2020 $
U.S. Equity
Communication Services	56,831,877	—	—	—	—	—	(900,210)	—	—	55,931,667	(900,210)
Real Estate	7,823,137	—	—	—	(36,400)	—	715,446	3,000,000	—	11,502,183	715,446
Non-U.S. Equity
Consumer Discretionary	—	1,794,500	—	—	—	—	—	—	—	1,794,500	—
U.S. LLC Interest	11,552,327	—	—	—	—	—	1,274,084	3,800,000	—	16,626,411	1,274,084
Non-U.S. Registered Investment Company	2,868,778	—	—	—	—	—	99,714	—	—	2,968,492	99,714
U.S. Senior Loans
Communication Services	15,999,243	—	—	13	—	—	16,002	449,450	—	16,464,708	16,002
Non-U.S. Asset-Backed Securities	36,925	—	—	—	—	—	27,881	—	—	64,806	27,881
U.S. Warrants
Healthcare	122,313	—	—	—	—	—	86,586	—	—	208,899	86,586

Total	95,234,600	1,794,500	—	13	(36,400)	—	1,319,503	7,249,450	—	105,561,666	1,319,503

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels.

NOTES TO INVESTMENT PORTFOLIO (unaudited)(continued)

As of December 31, 2020	Highland Global Allocation Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 12/31/2020 $	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Equity	67,433,850	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95
		Discounted Cash Flow	Discount Rate	10.0% - 16.5%
		Transaction Indication of Value	Enterprise Value ($mm)	$771.00
			Transaction % of Par	87.5% - 103.0%
			Tender Offer	$1.10
		Net Asset Value	N/A	N/A
Non-U.S. Equity	1,794,500		Cash Offer per Share	$2,500.00
U.S. LLC Interest	16,626,411	Discounted Cash Flow	Discount Rate	1.28% - 5.93%
		Net Asset Value	N/A	N/A
Non-U.S. Registered Investment Companies	2,968,492	Net Asset Value	N/A	N/A
U.S. Senior Loans	16,464,708	Discounted Cash Flow	Discount Rate	11.00%
			Spread Adjustment	0.35%
Non-U.S. Asset-Backed Securities	64,806	Discounted Cash Flow	Discount Rate	21.0%
U.S. Warrants	208,899	Black-Sholes Model	Annualized Volatility	66.3%

Total	105,561,666

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: adjusted yield, swap rate, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, discount rate and size adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 20% to as high as 80% as of December 31, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgment. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

NOTES TO INVESTMENT PORTFOLIO (unaudited)(continued)

As of December 31, 2020	Highland Global Allocation Fund

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $21,987,903 was due to the broker for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

At December 31, 2020, the Fund did not hold futures contracts.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.

NOTES TO INVESTMENT PORTFOLIO (unaudited)(concluded)

As of December 31, 2020	Highland Global Allocation Fund

If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid. The Fund had transactions in written options for the period ended December 31, 2020.

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of each Fund as of December 31, 2020:

Issuer	Shares at September 30, 2020	Beginning Value as of September 30, 2020 $	Purchases at Cost $	Proceeds from Sales $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Loss on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of December 31, 2020 $	Shares at December 31, 2020	Affiliated Income $
Majority Owned, Not Consolidated
None
Other Affiliates
Terrestar Corporation (U.S. Equity)	169,531	56,831,877	—	—	—	—	(900,210)	55,931,667	169,531	—
GAF REIT (U.S. Equity)	688,714	7,449,337	3,000,000	—	—	—	730,846	11,180,183	963,568	—
NexPoint Real Estate Finance (U.S. Equity)	121,123	1,778,086	—	—	—	—	222,866	2,000,952	121,123	48,449
NexPoint Residential Trust (U.S. Equity)	160,553	7,120,526	55,614	(45,628)	—	—	(281,835)	6,848,677	161,869	9,458
GAF REIT Sub II, LLC (U.S. LLC Interest)	—	—	3,800,000	—	—	—	249,537	4,049,537	100	—
NexPoint Real Estate Finance Operating Partnership, L.P. (U.S. LLC Interest)	523,388	7,683,336	—	—	—	—	963,034	8,646,370	523,388	—
NREF OP I, L.P. (U.S. LLC Interest)	124,046	1,820,995	—	—	—	—	228,245	2,049,240	124,046	—
SFR WLIF I, LLC (U.S. LLC Interest)	6,773,494	4,900,420	—	—	—	—	614,220	5,514,640	6,773,494	133,527
SFR WLIF II, LLC (U.S. LLC Interest)	4,437,497	3,229,788	—	—	—	—	404,833	3,634,621	4,437,497	88,005
SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,422,119	—	—	—	—	5,494	3,427,613	3,789,008	41,890
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	2,868,778	—	—	—	—	99,714	2,968,492	10,000	—
NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	546,382	11,184,445	639,195	—	—	—	(285,398)	11,538,242	578,358	618,188
NexPoint Strategic Opportunities Fund (U.S. Registered Investment Company)	436,131	3,776,894	—	—	—	—	811,204	4,588,098	436,131	70,420
Terrestar Corporation (U.S. Senior Loan)	16,015,258	15,999,243	449,450	—	13	—	16,002	16,464,708	16,464,708	458,599
Other Controlled
None

Total	33,795,125	128,065,844	7,944,259	(45,628)	13	—	2,878,552	138,843,040	34,552,821	1,468,536